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

                                   RESTRICTED
                                                             PROBEX CORP.                                      [SHARES]
                                           INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

                                                                                                          SEE REVERSE SIDE FOR
                                                                                                           CERTAIN DEFINITIONS

                                                                                                               CUSIP ______
                         THIS CERTIFIES that




                         is the owner of


                                       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                                                           PROBEX CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid unless countersigned by the Transfer Agent and registered by the
     Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

          /s/ [ILLEGIBLE]                                                             /s/ [ILLEGIBLE]


       CHIEF EXECUTIVE OFFICER                                                           PRESIDENT



     The shares of stock represented by this                                    Registered and Countersigned:
     certificate have not been registered                                             TRANSFER ONLINE
     under the Securities Act of 1933, as                              227 SW Pine St., Suite 300, Portland, OR  97204
     amended, and may not be sold or otherwise
     transferred unless a compliance with the
     registration provisions of such Act has                           By:
     been made or unless availability of an                                -------------------------------------------
     exemption from such registration                                                AUTHORIZED OFFICER
     provisions has been established, or
     unless sold pursuant to Rule 144 under
     the Securities Act of 1933.

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                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIF MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)
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   Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]
_______________________________________________________________________________

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ___________


                                     _______________________________________
                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     ON THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, MIDWEST STOCK EXCHANGE.